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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) August 11, 1996



                          DIGITAL VIDEO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)



         0-28472                                          77-0333728
    (Commission File Number)                (I.R.S. Employer Identification No.)


   2710 Walsh Avenue
   Santa Clara, California  95051                            95051
   (Address of principal executive offices)                (Zip Code)


                                 (408) 748-2100
               Registrant's telephone number, including area code


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Item 5.  Other Events
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 On July 24, 1996, Digital Video Systems, Inc. (the "Registrant") announced that it was calling for a redemption of all of its outstanding Class A Warrants and offering new exercise terms for holders of Class A Warrants who elected to exercise their Class A Warrants prior to the date of redemption.

 On July 25, 1996, the Registrant announced the withdrawal of its previously announced call for redemption of Class A Warrants and its offer to permit holders of Class A Warrants to exercise them upon revised terms prior to the date of redemption.

Item 7.  Financial Statements and Exhibits
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 (c)  Exhibits
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 The exhibits listed below are filed as part of this Current Report.

Exhibit No.    Description of Exhibit
- -----------    ----------------------

 99.1     Press Release of Registrant dated July 24, 1996.

 99.2     Press Release of Registrant dated July 25, 1996.

                                      2.
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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DIGITAL VIDEO SYSTEMS, INC.



Date: August 11, 1996            By: /s/ Janis Gemignani
                                     ---------------------------
                                     Janis Gemignani
                                     Chief Financial Officer

                                      3.
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                                 EXHIBIT INDEX

 The exhibits listed below are filed as part of this Current Report.


Exhibit No.           Description of Exhibit                 Page
- -----------           ----------------------                 ----

  99.1      Press Release of Registrant dated July 24, 1996.

  99.2      Press Release of Registrant dated July 25, 1996.

                                      4.